EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of First Federal Bancshares of Arkansas, Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the three months and six months ended June 30, 2004 fully complies with the requirements of Section 13a or 15d of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/Larry J. Brandt
Larry J. Brandt
President/Chief Executive Officer

Date August 5, 2004